UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

MAISON SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41720	84-2498787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 N Garfield Avenue, Monterey Park, CA 91754

(Address of principal executive offices, including zip code)

(626) 737-5888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	MSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in an Information Statement on Schedule 14C filed with the U.S. Securities and Exchange Commission (the “SEC”) in November 2025, the holders of a majority of the issued and outstanding voting securities of Maison Solutions Inc., a Delaware corporation (the “Company”), approved, by written consent in lieu of a special meeting dated October 19, 2025, the grant of authority to the Company’s board of directors (the “Board”) to amend the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the issued and outstanding shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at a ratio of not less than 1-for-2 and not more than 1-for-100, to be implemented at a date no later than June 30, 2026, with the exact ratio to be determined by the Board in its sole discretion. The Board previously exercised a portion of that authority by effecting a 1-for-10 reverse stock split that became effective at 12:01 a.m. Eastern Time on April 24, 2026.

On June 26, 2026, the Board approved a 1-for-5 reverse stock split of the Company’s issued and outstanding shares of Class A Common Stock (the “Reverse Stock Split”). On July 15, 2026, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on July 22, 2026 (the “Effective Time”).

As a result of the Reverse Stock Split, at the Effective Time every five (5) outstanding shares of the Company’s Class A Common Stock will, without any further action by the Company or any holder thereof, be combined into and automatically become one (1) share of the Company’s Class A Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split; any fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

In addition, pursuant to Section E.2(c) of Article IV of the Company’s Amended and Restated Certificate of Incorporation, which provides that if the Company subdivides or combines (including by reclassification) the outstanding shares of Class A common stock or Class B common stock, the outstanding shares of all of the Company’s common stock will be subdivided or combined in the same proportion and manner, the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), will also be combined at the Effective Time on the same 1-for-5 basis. As a result, the 300,000 issued and outstanding shares of Class B Common Stock will be combined into 60,000 shares. All of the issued and outstanding shares of Class B Common Stock are held by John Xu, the Company’s Chairman and Chief Executive Officer, through Golden Tree USA Inc., and each share of Class B Common Stock remains convertible into one share of Class A Common Stock. The Reverse Stock Split does not change the number of authorized shares of Class B Common Stock or the par value thereof.

The Reverse Stock Split is intended to maintain compliance with the $1.00 minimum bid price requirement for continued listing of the Company’s Class A common stock on The Nasdaq Stock Market LLC (“Nasdaq”). The Class A Common Stock is expected to begin trading on a Reverse Stock Split-adjusted basis on Nasdaq at the opening of the market on July 22, 2026. The trading symbol for the Class A Common Stock will remain “MSS,” and the new CUSIP number for the Class A Common Stock following the Reverse Stock Split is 560667404. The Company’s transfer agent, VStock Transfer, LLC, is acting as exchange agent and paying agent for the Reverse Stock Split.

The Reverse Stock Split does not change the number of authorized shares of the Company’s Class A Common Stock or the par value per share, and does not change the Company’s authorized, or issued and outstanding, shares of preferred stock or the par value thereof. Except for de minimis adjustments resulting from the treatment of fractional shares, the Reverse Stock Split will not have any immediate dilutive effect on the Company’s stockholders, as each stockholder will hold the same percentage of the outstanding Class A Common Stock immediately following the Reverse Stock Split as such stockholder held immediately prior thereto.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Class A Common Stock issuable upon the exercise or conversion of the Company’s outstanding warrants, options and other securities convertible into, or exercisable or exchangeable for, shares of Class A Common Stock, and to the exercise or conversion prices thereof, in each case in accordance with their respective terms, and to the number of shares issued and issuable under the Company’s existing equity incentive plans.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On July 20, 2026, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Maison Solutions Inc.
99.1	Press Release, dated July 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAISON SOLUTIONS INC.

Date: July 20, 2026

By:	/s/ John Xu
Name:	John Xu
Title:	Chief Executive Officer